Exhibit 10.15

Third Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

March 13, 2015

This Third Amended and Restated Rent Supplement (this “Third Amended Supplement”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on March 13, 2015, to memorialize supplements to the ERCOT Transmission Lease (as defined below), effective as of January 1, 2015. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the ERCOT Transmission Lease.

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, the Parties executed a Second Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2015 (the “Second Amended Supplement”);

WHEREAS, the Incremental CapEx and Lessee CapEx for 2014 were different than expected and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the ERCOT Transmission Lease) to memorialize the effect of such difference;

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed and will be paid promptly upon execution hereof; and

WHEREAS, the Parties wish to amend and restate the Second Amended Supplement pursuant to Section 3.2(c) of the ERCOT Transmission Lease.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Second Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The ERCOT Transmission Lease, except as supplemented by this Third Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2014	$18,470,677	#
	2015	$17,000,000	*

#	Represents the “validated” amount of 2014 Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the amount of 2014 Incremental CapEx has been restated. The amount of 2014 Incremental CapEx included in the Second Amended Supplement was $18,276,969.
*	Represents the amount of transmission Incremental CapEx that is expected to be placed in service in 2015, with a weighted average in service date of September 1, 2015. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Amended and Restated Rent Supplement Schedule (ERCOT Transmission Lease) dated January 1, 2015.

ERCOT TRANSMISSION LEASE

Lessee CapEx:
	2014	$0	#
	2015	$0
	2016	$0
	2017	$0
	2018	$0
	2019	$0
	2020	$0
	2021	$0
	2022	$0

#	Represents the “validated” amount of 2014 Lessee CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the amount of 2014 Lessee CapEx has been restated. The amount of 2014 Lessee CapEx included in the Second Amended Supplement was $0.

Base Rent:
	2014	$484,276	#
	2015	$2,219,582	*
	2016	$3,610,212
	2017	$3,240,374
	2018	$3,117,313
	2019	$3,002,111
	2020	$2,894,040
	2021	$2,790,919
	2022	$2,689,351

#	Represents the “validated” amount of 2014 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Lease and, as part of this Rent Validation, the amount of 2014 Base Rent has been restated. The amount of 2014 Base Rent included in the Second Amended Supplement was $484,276.
*	Lessee will make a monthly 2015 Base Rent payment of $158,795 on the 15th day of each month beginning on March 15, 2015 through May 15, 2015 (with respect to January 2015 through March 2015) and payment of $160,497 on the 15th day of each month beginning on June 15, 2015 through December 15, 2015 (with respect to April 2015 through October 2015). Following these payments, Lessee will make a monthly 2015 Base Rent payment of $309,857 on each of January 15, 2016 and February 15, 2016 (with respect to November and December 2015). Following these payments, the aggregate amount of 2015 Base Rent paid to Lessor will equal the asterisked amount above.

Percentage Rent Percentages:
	2014	35.8%#
	2015	35.1%
	2016	31.1%
	2017	28.2%
	2018	27.2%
	2019	26.2%
	2020	25.3%
	2021	24.4%
	2022	23.5%

#	Represents the “validated” percentage applicable to 2014 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent

ERCOT TRANSMISSION LEASE

Validation, the 2014 percentage has been restated. The 2014 percentage included in the Second Amended Supplement was 35.8% (i.e., even though the percentage has not changed, it has been “validated” pursuant to this Rent Validation).

Annual Percentage Rent Breakpoints:
	2014	$484,276	#
	2015	$2,219,582	*
	2016	$3,610,212
	2017	$3,240,374
	2018	$3,117,313
	2019	$3,002,111
	2020	$2,894,040
	2021	$2,790,919
	2022	$2,689,351

#	Represents the “validated” 2014 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2014 Annual Percentage Rent Breakpoint has been restated. The 2014 Annual Percentage Rent Breakpoint included in the Second Amended Supplement was $484,276.

Revenues Attributable to Lessee CapEx:
	2014	$0	#
	2015	$0
	2016	$0
	2017	$0
	2018	$0
	2019	$0
	2020	$0
	2021	$0
	2022	$0

#	Represents the “validated” 2014 Revenues Attributable to Lessee CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2014 Revenues Attributable to Lessee CapEx have been restated. The 2014 Revenues Attributable to Lessee CapEx included in the Second Amended Supplement was $0.

Validation Payment: As a result of the validation described above, pursuant to Section 3.2(c) of the ERCOT TransmissionLease, Lessor will pay Lessee $151,923.00 promptly following execution hereof.

ERCOT Transmission Rate Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
starting November 1, 2015: 3.6%

Term of Rent Supplement:	Expires 12/31/22

ERCOT TRANSMISSION LEASE

The Parties have executed this Third Amended Supplement to the ERCOT Transmission Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Mark Caskey
Name:	Mark Caskey
Title:	President

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

ERCOT TRANSMISSION LEASE

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